UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2007

EXPRESS SCRIPTS, INC.

(Exact Name of Registrant as Specified in its Charter)

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DELAWARE	0-20199	43-1420563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

13900 Riverport Drive		63043
Maryland Heights, MO		(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number including area code: (314) 770-1666

No change since last report

(Former Name or Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01. Other Events.

      On January 4, 2007, Express Scripts, Inc. (“Express Scripts”), issued a press release announcing that it had sent a letter to the stockholders of Caremark Rx, Inc. (“Caremark”). The press release, including the full text of the letter from Express Scripts to Caremark stockholders, is attached as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

99.1       Express Scripts, Inc. press release, dated January 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC

	By:	/s/ Thomas M. Boudreau

	Name:	Thomas M. Boudreau
	Title:	Senior Vice President and General
Counsel

Dated: January 4, 2007

Exhibit Index

Exhibit No.	Exhibit

99.1	Express Scripts, Inc. press release, dated January 4, 2007.